Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	Change
Net revenues
Institutional Securities	$11,040	$10,721	$7,643	3%	44%	$21,761	$16,626	31%
Wealth Management	8,856	8,519	7,764	4%	14%	17,375	15,091	15%
Investment Management	1,646	1,535	1,552	7%	6%	3,181	3,154	1%
Intersegment Eliminations	(194)	(195)	(167)	1%	(16%)	(389)	(340)	(14%)
Net revenues (1)	$21,348	$20,580	$16,792	4%	27%	$41,928	$34,531	21%

Provision for credit losses	$98	$98	$196	—%	(50%)	$196	$331	(41%)

Non-interest expenses
Institutional Securities	$6,707	$6,468	$5,364	4%	25%	$13,175	$10,975	20%
Wealth Management	6,132	5,922	5,536	4%	11%	12,054	10,868	11%
Investment Management	1,242	1,255	1,229	(1%)	1%	2,497	2,508	—%
Intersegment Eliminations	(179)	(174)	(155)	(3%)	(15%)	(353)	(317)	(11%)
Non-interest expenses (1)(2)	$13,902	$13,471	$11,974	3%	16%	$27,373	$24,034	14%

Income before provision for income taxes
Institutional Securities	$4,262	$4,161	$2,111	2%	102%	$8,423	$5,392	56%
Wealth Management	2,697	2,591	2,200	4%	23%	5,288	4,151	27%
Investment Management	404	280	323	44%	25%	684	646	6%
Intersegment Eliminations	(15)	(21)	(12)	29%	(25%)	(36)	(23)	(57%)
Income before provision for income taxes	$7,348	$7,011	$4,622	5%	59%	$14,359	$10,166	41%

Net Income applicable to Morgan Stanley
Institutional Securities	$3,192	$3,294	$1,604	(3%)	99%	$6,486	$4,133	57%
Wealth Management	2,097	2,047	1,700	2%	23%	4,144	3,232	28%
Investment Management	304	242	245	26%	24%	546	507	8%
Intersegment Eliminations	(12)	(16)	(10)	25%	(20%)	(28)	(18)	(56%)
Net Income applicable to Morgan Stanley	$5,581	$5,567	$3,539	—%	58%	$11,148	$7,854	42%
Earnings applicable to Morgan Stanley common shareholders	$5,436	$5,411	$3,392	—%	60%	$10,847	$7,549	44%

Notes:
-	In the periods prior to 2026, the Firm presented non-GAAP financial measures to adjust net revenues and compensation expense for mark-to-market gains and losses on deferred cash-based compensation plans (DCP). Firm net revenues excluding DCP, which represents a non‐GAAP financial measure, were: 2Q25: $16,415 million, 2Q25 YTD: $34,303 million. Firm compensation expenses excluding DCP, which represents a non‐GAAP financial measure, were: 2Q25: $6,819 million, 2Q25 YTD: $14,342 million.
-	Beginning in the first quarter of 2026, the Firm utilizes derivatives to hedge certain DCP awards and as a result will no longer present non-GAAP financial measures excluding DCP.
-	The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	Change

Financial Metrics:

Earnings per basic share	$3.50	$3.47	$2.15	1%	63%	$6.96	$4.78	46%
Earnings per diluted share	$3.46	$3.43	$2.13	1%	62%	$6.90	$4.73	46%

Return on average common equity	20.7%	21.0%	13.9%			20.9%	15.7%
Return on average tangible common equity	26.6%	27.1%	18.2%			26.8%	20.6%

Book value per common share	$67.80	$66.18	$61.59			$67.80	$61.59
Tangible book value per common share	$53.18	$51.58	$47.25			$53.18	$47.25

Financial Ratios:

Pre-tax margin	34%	34%	28%			34%	29%
Compensation and benefits as a % of net revenues	38%	42%	43%			40%	43%
Non-compensation expenses as a % of net revenues	27%	24%	28%			25%	27%
Firm expense efficiency ratio (1)	65%	65%	71%			65%	70%
Effective tax rate	23.1%	19.6%	22.7%			21.4%	21.8%

Statistical Data:

Period end common shares outstanding (millions)	1,572	1,580	1,598	(1%)	(2%)
Average common shares outstanding (millions)
Basic	1,554	1,561	1,577	—%	(1%)	1,558	1,581	(1%)
Diluted	1,569	1,576	1,593	—%	(2%)	1,573	1,596	(1%)

Worldwide employees	82,944	83,922	80,393	(1%)	3%

The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	Change

Consolidated Balance sheet
Total assets	$1,675,057	$1,581,418	$1,353,870	6%	24%
Loans (1)	$315,653	$306,260	$267,395	3%	18%
Deposits	$446,068	$427,971	$389,377	4%	15%
Long-term debt outstanding	$383,155	$363,009	$320,127	6%	20%
Maturities of long-term debt outstanding (next 12 months)	$34,304	$27,384	$23,784	25%	44%

Average liquidity resources	$404,077	$395,141	$363,389	2%	11%

Common equity	$106,579	$104,536	$98,434	2%	8%
Less: Goodwill and intangible assets	(22,977)	(23,063)	(22,917)	—%	—%
Tangible common equity	$83,602	$81,473	$75,517	3%	11%

Preferred equity	$9,750	$9,750	$9,750	—%	—%

U.S. Bank Supplemental Financial Information
Total assets	$613,172	$591,750	$568,674	4%	8%
Loans	$302,171	$293,731	$253,578	3%	19%
Investment securities portfolio (2)	$122,347	$129,434	$131,802	(5%)	(7%)
Deposits	$436,497	$420,104	$382,633	4%	14%

Regional revenues
Americas	$15,046	$14,591	$12,347	3%	22%	$29,637	$25,450	16%
EMEA (Europe, Middle East, Africa)	2,372	2,641	2,142	(10%)	11%	5,013	4,433	13%
Asia	3,930	3,348	2,303	17%	71%	7,278	4,648	57%
Consolidated net revenues	$21,348	$20,580	$16,792	4%	27%	$41,928	$34,531	21%

Notes:
-	During the first quarter of 2026, the U.S. Bank implemented a reorganization of its operations, merging certain fixed income businesses and acquiring certain legal entities of Morgan Stanley. As the reorganization involved subsidiaries under the common control of the Firm, assets and liabilities were recognized at their carrying values, and historical financial statements of the U.S. Bank will reflect the reorganization as having occurred at the beginning of 2025.
-	The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	Change

Average Common Equity
Institutional Securities	$48.2	$48.2	$48.4	—%	—%	$48.2	$48.4	—%
Wealth Management	28.7	28.7	29.4	—%	(2%)	28.7	29.4	(2%)
Investment Management	10.2	10.2	10.6	—%	(4%)	10.2	10.6	(4%)
Parent Company	17.8	15.8	9.1	13%	96%	16.7	8.0	109%
Firm	$104.9	$102.9	$97.5	2%	8%	$103.8	$96.4	8%

Regulatory Capital (1)

Common Equity Tier 1 capital	$87.6	$84.5	$78.7	4%	11%
Tier 1 capital	$97.2	$94.2	$88.4	3%	10%

Standardized Approach
Risk-weighted assets	$589.8	$559.1	$523.3	5%	13%
Common Equity Tier 1 capital ratio	14.8%	15.1%	15.0%
Tier 1 capital ratio	16.5%	16.9%	16.9%

Advanced Approach
Risk-weighted assets	$541.6	$524.2	$502.6	3%	8%
Common Equity Tier 1 capital ratio	16.2%	16.1%	15.7%
Tier 1 capital ratio	17.9%	18.0%	17.6%

Leverage-based capital
Tier 1 leverage ratio	6.0%	6.1%	6.8%
Supplementary Leverage Ratio	4.9%	5.0%	5.5%

The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	Change
Revenues:

Advisory	$798	$978	$508	(18%)	57%	$1,776	$1,071	66%
Equity	851	396	500	115%	70%	1,247	819	52%
Fixed income	788	742	532	6%	48%	1,530	1,209	27%
Underwriting	1,639	1,138	1,032	44%	59%	2,777	2,028	37%
Investment banking	2,437	2,116	1,540	15%	58%	4,553	3,099	47%

Equity	6,300	5,148	3,721	22%	69%	11,448	7,849	46%
Fixed income	2,455	3,358	2,180	(27%)	13%	5,813	4,784	22%
Other	(152)	99	202	*	*	(53)	894	*

Net revenues	11,040	10,721	7,643	3%	44%	21,761	16,626	31%

Provision for credit losses	71	92	168	(23%)	(58%)	163	259	(37%)

Compensation and benefits	2,980	3,264	2,430	(9%)	23%	6,244	5,284	18%
Non-compensation expenses	3,727	3,204	2,934	16%	27%	6,931	5,691	22%
Total non-interest expenses	6,707	6,468	5,364	4%	25%	13,175	10,975	20%

Income before provision for income taxes	4,262	4,161	2,111	2%	102%	8,423	5,392	56%
Net income applicable to Morgan Stanley	$3,192	$3,294	$1,604	(3%)	99%	$6,486	$4,133	57%

Pre-tax margin	39%	39%	28%			39%	32%
Compensation and benefits as a % of net revenues	27%	30%	32%			29%	32%
Non-compensation expenses as a % of net revenues	34%	30%	38%			32%	34%

Return on Average Common Equity	26%	26%	12%			26%	16%
Return on Average Tangible Common Equity (1)	26%	27%	12%			26%	16%

Trading VaR (Average Daily 95% / One-Day VaR)	$56	$53	$50

The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	Change
Revenues:
Asset management	$5,261	$5,079	$4,411	4%	19%	$10,340	$8,807	17%
Transactional	1,167	1,127	1,264	4%	(8%)	2,294	2,137	7%
Net interest income	2,254	2,170	1,910	4%	18%	4,424	3,812	16%
Other	174	143	179	22%	(3%)	317	335	(5%)
Net revenues (1)	8,856	8,519	7,764	4%	14%	17,375	15,091	15%

Provision for credit losses	27	6	28	*	(4%)	33	72	(54%)

Compensation and benefits (1)	4,648	4,648	4,147	—%	12%	9,296	8,146	14%
Non-compensation expenses	1,484	1,274	1,389	16%	7%	2,758	2,722	1%
Total non-interest expenses	6,132	5,922	5,536	4%	11%	12,054	10,868	11%

Income before provision for income taxes	2,697	2,591	2,200	4%	23%	5,288	4,151	27%
Net income applicable to Morgan Stanley	$2,097	$2,047	$1,700	2%	23%	$4,144	$3,232	28%

Pre-tax margin	30%	30%	28%			30%	28%
Compensation and benefits as a % of net revenues	52%	55%	53%			54%	54%
Non-compensation expenses as a % of net revenues	17%	15%	18%			16%	18%

Return on Average Common Equity	29%	28%	23%			28%	21%
Return on Average Tangible Common Equity (2)	53%	52%	41%			53%	39%

Notes:
-	In the periods prior to 2026, the Firm presented non-GAAP financial measures to adjust net revenues and compensation expense for mark-to-market gains and losses on DCP. Wealth Management net revenues excluding DCP, which represents a non‐GAAP financial measure, were: 2Q25: $7,470 million, 2Q25 YTD: $14,928 million. Wealth Management compensation expenses excluding DCP, which represents a non‐GAAP financial measure, were: 2Q25: $3,883 million, 2Q25 YTD: $7,899 million.
-	Beginning in the first quarter of 2026, the Firm utilizes derivatives to hedge certain DCP awards and as a result will no longer present non-GAAP financial measures excluding DCP.
-	The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025

Wealth Management Metrics

Total client assets	$8,084	$7,345	$6,492	10%	25%
Net new assets	$148.1	$118.4	$59.2	25%	150%
U.S. Bank loans	$195.7	$186.3	$168.9	5%	16%
Margin and other lending (1)	$36.2	$33.2	$25.9	9%	40%
Deposits (2)	$436	$419	$383	4%	14%
Annualized weighted average cost of deposits
Period end	2.60%	2.51%	2.83%
Period average	2.54%	2.53%	2.81%

Advisor-led channel

Advisor-led client assets	$6,273	$5,784	$5,043	8%	24%

Fee-based client assets	$3,022	$2,792	$2,478	8%	22%
Fee-based asset flows	$39.1	$53.7	$42.8	(27%)	(9%)
Fee-based assets as a % of advisor-led client assets	48%	48%	49%

Self-directed channel

Self-directed client assets	$1,811	$1,561	$1,449	16%	25%
Daily average revenue trades (000's)	1,278	1,128	983	13%	30%
Self-directed households (millions)	8.7	8.6	8.4	1%	4%

Workplace channel

Stock plan unvested public assets	$658	$475	$491	39%	34%
Number of stock plan participants (millions)	6.6	6.6	6.7	—%	(1%)

The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	Change
Revenues:
Asset management and related fees	$1,516	$1,496	$1,434	1%	6%	$3,012	$2,885	4%
Performance-based income and other	130	39	118	*	10%	169	269	(37%)
Net revenues	1,646	1,535	1,552	7%	6%	3,181	3,154	1%

Compensation and benefits	559	630	613	(11%)	(9%)	1,189	1,281	(7%)
Non-compensation expenses	683	625	616	9%	11%	1,308	1,227	7%
Total non-interest expenses	1,242	1,255	1,229	(1%)	1%	2,497	2,508	—%

Income before provision for income taxes	404	280	323	44%	25%	684	646	6%
Net income applicable to Morgan Stanley	$304	$242	$245	26%	24%	$546	$507	8%

Pre-tax margin	25%	18%	21%			22%	20%
Compensation and benefits as a % of net revenues	34%	41%	39%			37%	41%
Non-compensation expenses as a % of net revenues	41%	41%	40%			41%	39%

Return on Average Common Equity	12%	9%	9%			11%	10%
Return on Average Tangible Common Equity (1)	159%	126%	97%			143%	100%

The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	Change

Assets Under Management or Supervision (AUM)

Net Flows by Asset Class
Equity	$(12.5)	$(11.6)	$(2.9)	(8%)	*	$(24.1)	$(6.9)	*
Fixed Income	7.3	4.3	7.0	70%	4%	11.6	11.1	5%
Alternatives and Solutions	12.7	10.6	8.1	20%	57%	23.3	16.6	40%
Long-Term Net Flows	7.5	3.3	12.2	127%	(39%)	10.8	20.8	(48%)

Liquidity and Overlay Services	27.0	8.3	(22.7)	*	*	35.3	(38.1)	*

Total Net Flows	$34.5	$11.6	$(10.5)	197%	*	$46.1	$(17.3)	*

Assets Under Management or Supervision by Asset Class
Equity	$235	$221	$271	6%	(13%)
Fixed Income	229	219	198	5%	16%
Alternatives and Solutions	852	770	700	11%	22%
Long‐Term Assets Under Management or Supervision	1,316	1,210	1,169	9%	13%

Liquidity and Overlay Services	688	658	544	5%	26%

Total Assets Under Management or Supervision	$2,004	$1,868	$1,713	7%	17%

Notes:
-	During the first quarter of 2026, certain changes were made to the presentation of Investment Management AUM classifications and Net Flows. These changes had no impact on Total AUM and were made to more closely align reporting with underlying investment strategies and to conform reporting of Net Flows, excluding distributions, with the relevant presentations in our SEC Forms 10-K and 10-Q. Distributions for Long-term products were: 2Q26: $3 billion, 1Q26: $3 billion, 2Q25: $2 billion, 2Q26 YTD: $6 billion, 2Q25 YTD: $5 billion and distributions for Liquidity and Overlay were: 2Q26: $4 billion, 1Q26: $3 billion, 2Q25: $4 billion, 2Q26 YTD: $7 billion, 2Q25 YTD: $8 billion. For additional information, please refer to the Addendums in the Firm’s first quarter 2026 financial supplement and in "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Investment Management" in the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 available online in the Investor Relations section at www.morganstanley.com.
-	The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025

Institutional Securities

Loans:
Corporate	$19.6	$23.2	$15.1	(16%)	30%
Secured lending facilities	75.2	72.2	62.4	4%	21%
Commercial and residential real estate	14.2	13.9	12.1	2%	17%
Securities-based lending and other	10.6	10.2	8.8	4%	20%

Total Loans	119.6	119.5	98.4	—%	22%

Lending Commitments	205.5	188.4	165.4	9%	24%

Institutional Securities Loans and Lending Commitments	$325.1	$307.9	$263.8	6%	23%

Wealth Management

Loans:
Securities-based lending and other	$120.2	$112.9	$99.8	6%	20%
Residential real estate	75.5	73.4	69.1	3%	9%

Total Loans	195.7	186.3	168.9	5%	16%

Lending Commitments	20.9	20.6	19.5	1%	7%

Wealth Management Loans and Lending Commitments	$216.6	$206.9	$188.4	5%	15%

Consolidated Loans and Lending Commitments (1)	$541.7	$514.8	$452.2	5%	20%

The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of June 30, 2026
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q2 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$8,955	$279	3.1%	$68
Secured lending facilities	73,537	242	0.3%	25
Commercial and residential real estate	7,878	312	4.0%	(10)
Other	4,163	27	0.6%	(1)
Institutional Securities - HFI	$94,533	$860	0.9%	$82

Wealth Management - HFI	196,030	388	0.2%	28

Held For Investment	$290,563	$1,248	0.4%	$110

Held For Sale	13,057

Fair Value	12,905

Total Loans	316,525	1,248		110

Lending Commitments	226,433	792	0.3%	(12)

Consolidated Loans and Lending Commitments	$542,958	$2,040		$98

The End Notes are an integral part of this presentation. See pages 12 - 18 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	We prepare our financial statements using U.S. GAAP. From time to time, we may disclose certain “non‐GAAP financial measures” in this document or in the course of our earnings releases, earnings and other conference calls, financial presentations, definitive proxy statements and other public disclosures. A “non‐GAAP financial measure” excludes, or includes, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. We consider the non‐GAAP financial measures we disclose to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an alternate means of assessing or comparing our financial condition, operating results and capital adequacy. These measures are not in accordance with, or a substitute for, U.S. GAAP and may be different from or inconsistent with non‐GAAP financial measures used by other companies. Whenever we refer to a non‐GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the U.S. GAAP financial measure and the non‐GAAP financial measure. In the periods prior to 2026, we present certain non‐GAAP financial measures that exclude the impact of mark‐to-market gains and losses on DCP investments from net revenues and compensation expenses. The impact of DCP is primarily reflected in our Wealth Management business segment results. These measures allow for better comparability of period‐to‐period underlying operating performance and revenue trends, especially in our Wealth Management business segment. By excluding the impact of these items, we are better able to describe the business drivers and resulting impact to net revenues and corresponding change to the associated compensation expenses. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Executive Summary” in the 2025 Form 10‐K.
(b)	The following are considered non‐GAAP financial measures:
	-	Tangible common equity represents common shareholders’ equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction. In addition, we believe that certain ratios that utilize tangible common equity, such as return on average tangible common equity (“ROTCE”) and tangible book value per common share, also non‐GAAP financial measures, are useful for evaluating the operating performance and capital adequacy of the business period‐to‐period, respectively.
	-	ROTCE represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
	-	Tangible book value per common share represents tangible common equity divided by common shares outstanding.
	-	Segment return on average common equity and return on average tangible common equity represent net income applicable to Morgan Stanley by segment less preferred dividends allocated to each segment, annualized as a percentage of average common equity and average tangible common equity, respectively, allocated to each segment. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).
	-	Net revenues excluding DCP represents net revenues adjusted for the impact of mark‐to‐market gains and losses on economic hedges associated with certain employee deferred cash‐based compensation plans.
	-	Compensation expense excluding DCP represents compensation adjusted for the impact related to certain employee deferred cash‐based compensation plans linked to investment performance.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley reduced by preferred stock dividends.

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(a)	Return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Return on average tangible common equity represents a non‐GAAP financial measure.
(c)	Book value per common share represents common equity divided by period end common shares outstanding.
(d)	Tangible book value per common share represents a non‐GAAP financial measure.
(e)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(f)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

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(a)	Liquidity Resources, which are primarily held within the Parent Company and its major operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks. The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements. Average Liquidity Resources represents the average daily balance for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025.
(b)	Our goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(c)	Tangible common equity represents a non‐GAAP financial measure.
(d)	U.S. Bank refers to our U.S. Bank Subsidiaries, Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, and excludes transactions between the bank subsidiaries, as well as deposits from the Parent Company and affiliates.
(e)	Firmwide regional revenues reflect our consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 22 to the consolidated financial statements included in the 2025 Form 10‐K.

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(a)	Our attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk‐based and leverage‐based capital measure, which is compared with our regulatory capital to ensure that we maintain an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition). We define the difference between our total average common equity and the sum of the average common equity amounts allocated to our business segments as Parent Company common equity. The Required Capital framework is based on our regulatory capital requirements. We continue to evaluate our Required Capital framework with respect to the impact of evolving regulatory requirements, as appropriate. For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2025 Form 10‐K.
(b)	Our risk‐based capital ratios are computed under each of (i) the standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (“Standardized Approach”) and (ii) the applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (“Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2025 Form 10‐K.
(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments, and other revenues which are directly attributable to those businesses.
(b)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(c)	VaR represents the unrealized loss in portfolio value that, based on historically observed market risk factor movements, would have been exceeded with a frequency of 5%, or five times in every 100 trading days, if the portfolio were held constant for one day. Further discussion of the calculation of VaR and the limitations of our VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the 2025 Form 10‐K.

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fees revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Client assets represent those for which Wealth Management is providing services including financial advisor‐led brokerage, investment advisory, custody, cash management, and administrative services; self-directed brokerage and investment advisory services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services.
(b)	Net new assets represent client asset inflows, including interest, dividends and asset acquisitions, less client asset outflows, and excluding the impact of business combinations/divestitures and the impact of fees and commissions.
(c)	Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities‐based lending on non‐bank entities.
(d)	Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on our U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other deposits, and time deposits.
(e)	Annualized weighted average cost of deposits represents the total annualized weighted average cost of the various deposit products, including the effect of related hedging derivatives. The period end cost of deposits is based upon balances and rates as of June 30, 2026, March 31, 2026 and June 30, 2025. The period average is based on daily balances and rates for the period.
(f)	Advisor‐led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(g)	Fee‐based client assets represent the amount of client assets where the basis of payment for services is a fee calculated on those assets.
(h)	Fee‐based asset flows include net new fee‐based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee‐based asset flows, see Fee‐based client assets rollforwards in the 2025 Form 10‐K.
(i)	Self‐directed client assets represent active accounts which are not advisor-led. Active accounts are defined as having at least $25 in assets.
(j)	Daily average revenue trades (DARTs) represent the total self‐directed trades in a period divided by the number of trading days during that period.
(k)	Self‐directed households represent the total number of households that include at least one active account with self‐directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels are included in each of the respective channel counts.
(l)	The workplace channel includes equity compensation solutions for companies, their executives and employees.
(m)	Stock plan unvested public assets represent the market value of public company securities at the end of the period, and excludes vested and unvested private company securities.
(n)	Stock plan participants represent total accounts with vested and/or unvested stock plan assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

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(a)	Asset management and related fees represents management and administrative fees, distribution fees, and performance‐based fees not in the form of carried interest. Asset management and related fees represents Asset management as reported on our consolidated income statement.
(b)	Performance‐based income and other includes performance‐based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance‐based income and other represents investments, trading, net interest, and other revenues as reported on our consolidated income statement.
(c)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

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(a)	Investment Management Alternatives and Solutions asset class includes products in fund of funds, real estate, infrastructure, private equity and credit strategies, multi-asset portfolios, and tax-managed solutions, as well as systematic strategies that create custom investment solutions, including those offered by Parametric.
(b)	Investment Management net flows represent investments or commitments from new and existing clients in new or existing investment products, including reinvestments, and redemptions from clients’ funds. Net flows exclude both the gross impact of exchanges, whereby a client changes positions within the same asset class, and distributions, which represent returns of capital or returns on investments.
(c)	Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset or substitute specific portfolio exposures, beyond those provided by the underlying holdings of the fund.
(d)	Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)	Secured lending facilities include loans provided to clients, which are collateralized by various assets, including residential and commercial real estate mortgage loans, investor commitments for capital calls, corporate loans and other assets.
(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

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(1)	The following sets forth the Firm net revenue impact of mark‐to‐market gains and losses on investments associated with DCP and compensation expense impact related to DCP in prior year periods:
			4Q25	3Q25	2Q25	1Q25	4Q25 YTD
		Net revenues	$17,890	$18,224	$16,792	$17,739	$70,645
		Adjustment for mark-to-market on DCP	5	(248)	(377)	149	(471)
		Adjusted Net revenues - non-GAAP	$17,895	$17,976	$16,415	$17,888	$70,174

		Compensation expense	$7,063	$7,442	$7,190	$7,521	$29,216
		Adjustment for mark-to-market on DCP	(95)	(300)	(371)	2	(764)
		Adjusted Compensation expense - non-GAAP	$6,968	$7,142	$6,819	$7,523	$28,452

	-	Compensation expense for deferred cash-based compensation plans awards is calculated based on the notional value of the award granted, adjusted for changes in the fair value of the referenced investments that employees select. Compensation expense is recognized over the vesting period relevant to each separately vesting portion of deferred awards.
	-	Beginning in the first quarter of 2026, hedges for Wealth Management DCP awards were primarily transitioned to derivative instruments. For certain unvested DCP awards, the Firm designates derivatives in cash flow hedges with changes in fair value recorded in other comprehensive income and later reclassified to compensation expense in line with the vesting period of the DCP awards. For other awards, including vested awards, the Firm uses economic hedging derivatives, with changes in fair value recorded in compensation expense. As a result, the Firm will no longer present non-GAAP measures of net revenues and compensation expense excluding DCP.
	-	Prior to 2026, we hedged DCP award obligations primarily with cash instruments and recorded the changes in the fair value, net of financing costs, within Transactional revenues in the Wealth Management business segment. Although changes in compensation expense resulting from changes in the fair value of the referenced investments were generally offset by changes in the fair value of investments recognized in net revenues, there was typically a timing difference between the immediate recognition of gains and losses on our investments and the deferred recognition of the related compensation expense over the vesting period.
	-
The use of derivatives as cash flow hedges of DCP awards is expected to substantially mitigate timing differences between the recognition of changes in the fair value of the hedging instruments and the deferred recognition of related DCP compensation expense over the vesting period. The expected mitigation of these timing differences, alongside the associated income statement changes described above, enables us to better present the operating performance and revenue trends without the need for non-GAAP financial measures.

	-	The tables above for the prior periods present non-GAAP adjusted Net revenues which excludes amounts recognized in Net revenues related to fair value gains and losses, net of financing costs, on investments associated with certain cash-based deferred compensation plans and non-GAAP adjusted Compensation expense for 2025 which excludes amounts recognized in Compensation expense associated with certain cash-based deferred compensation plans.

(2)	The Firm non-interest expenses by category are as follows:
			2Q26	1Q26	2Q25	2Q26 YTD	2Q25 YTD
		Compensation and benefits (a)	$8,187	$8,542	$7,190	$16,729	$14,711
		Non-compensation expenses:
		Brokerage, clearing and exchange fees (b)	1,464	1,256	1,188	2,720	2,410
		Information processing and communications	1,203	1,148	1,089	2,351	2,139
		Professional services	680	602	711	1,282	1,385
		Occupancy and equipment	482	483	459	965	908
		Marketing and business development	401	310	297	711	535
		Other (b)(c)	1,485	1,130	1,040	2,615	1,946
		Total non-compensation expenses	5,715	4,929	4,784	10,644	9,323
		Total non-interest expenses	$13,902	$13,471	$11,974	$27,373	$24,034

	(a)
During the quarter ended March 31, 2026, as a result of March workforce management actions, were recognized severance costs of $178 million in Compensation and benefits expenses.The workforce management action was related to an effort to improve operational efficiency and manage performance, rather than a change in strategy or exit of businesses. The workforce management action occurred across our business segments and geographic regions and impacted approximately 2% of our global workforce at that time. We recorded severance costs of $94 million in the Institutional Securities business segment, $61 million in the Wealth Management business segment, and $23 million in the Investment Management business segment for the quarters ended March 31, 2026. These costs were incurred across all regions, with the majority in the Americas.

	(b)	Execution-related expenses represent Brokerage, Clearing and exchange fees and certain expenses reported in the Other expense category such as Regulatory fees, Transaction taxes and other fees which are directly associated with revenue-generating activities.
	(c)	For the three and six months ended June 30, 2025, Firm results included an FDIC Special Assessment of $(3) million and $0 million, respectively. This FDIC Special Assessment was reported in the business segments' results as follows: Institutional Securities: 2Q25: $(1) million, 2Q25 YTD: $0 million; Wealth Management: 2Q25: $(2) million, 2Q25 YTD: $0 million.

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(1)	Refer to page 1(2) End Notes from above.

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(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)	As of June 30, 2026, March 31, 2026 and June 30, 2025, the U.S. Bank investment securities portfolio included held to maturity investment securities of $41.3 billion, $43.2 billion and $46.1 billion, respectively.

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(1)	Capital ratios are estimates as of the press release date, July 15, 2026 and are subject to change in the Firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Supplemental Quantitative Details and Calculations

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(1)	Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q26: $455mm; 1Q26: $455mm; 2Q25: $457mm; 2Q26 YTD: $455mm; 2Q25 YTD: $457mm.

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(1)	The following sets forth the Wealth Management segment net revenue impact of mark-to-market gains and losses on investments associated with DCP and compensation expense impact related to DCP in prior year periods:
			4Q25	3Q25	2Q25	1Q25	4Q25 YTD
		Net revenues	$8,429	$8,234	$7,764	$7,327	$31,754
		Adjustment for mark-to-market on DCP	21	(206)	(294)	131	(348)
		Adjusted Net revenues - non-GAAP	$8,450	$8,028	$7,470	$7,458	$31,406

		Compensation expense	$4,416	$4,388	$4,147	$3,999	$16,950
		Adjustment for mark-to-market on DCP	(66)	(222)	(264)	17	(535)
		Adjusted Compensation expense - non-GAAP	$4,350	$4,166	$3,883	$4,016	$16,415

	-	Compensation expense for deferred cash-based compensation plans awards is calculated based on the notional value of the award granted, adjusted for changes in the fair value of the referenced investments that employees select. Compensation expense is recognized over the vesting period relevant to each separately vesting portion of deferred awards.
	-	Beginning in the first quarter of 2026, hedges for Wealth Management DCP awards were primarily transitioned to derivative instruments. For certain unvested DCP awards, the Firm designates derivatives in cash flow hedges with changes in fair value recorded in other comprehensive income and later reclassified to compensation expense in line with the vesting period of the DCP awards. For other awards, including vested awards, the Firm uses economic hedging derivatives, with changes in fair value recorded in compensation expense. As a result, the Firm will no longer present non-GAAP measures of net revenues and compensation expense excluding DCP.
	-	Prior to 2026, we hedged DCP award obligations primarily with cash instruments and recorded the changes in the fair value, net of financing costs, within Transactional revenues in the Wealth Management business segment. Although changes in compensation expense resulting from changes in the fair value of the referenced investments were generally offset by changes in the fair value of investments recognized in net revenues, there was typically a timing difference between the immediate recognition of gains and losses on our investments and the deferred recognition of the related compensation expense over the vesting period.
	-	The use of derivatives as cash flow hedges of DCP awards is expected to substantially mitigate timing differences between the recognition of changes in the fair value of the hedging instruments and the deferred recognition of related DCP compensation expense over the vesting period. The expected mitigation of these timing differences, alongside the associated income statement changes described above, enables us to better present the operating performance and revenue trends without the need for non-GAAP financial measures.
	-	The tables above for the prior periods present non-GAAP adjusted Net revenues which excludes amounts recognized in Net revenues related to fair value gains and losses, net of financing costs, on investments associated with certain cash-based deferred compensation plans and non-GAAP adjusted Compensation expense for 2025 which excludes amounts recognized in Compensation expense associated with certain cash-based deferred compensation plans.

(2)	Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q26: $13,220mm; 1Q26: $13,220mm; 2Q25: $13,088mm; 2Q26 YTD: $13,220mm; 2Q25 YTD: $13,088mm.

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(1)	Wealth Management other lending included $2 billion of non-purpose securities based lending on non-bank entities in each period ended June 30, 2026, March 31, 2026 and June 30, 2025.
(2)	Details of deposits sourced from Wealth Management clients and other sources of funding on our U.S. Bank Subsidiaries for the quarters ended June 30, 2026, March 31, 2026 and June 30, 2025, are as follows:
			2Q26	1Q26	2Q25
		Brokerage sweep deposits	$146	$144	$133
		Other deposits	290	275	250
		Total deposits	$436	$419	$383

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(1)	Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q26: $9,467mm; 1Q26: $9,467mm; 2Q25: $9,557mm; 2Q26 YTD: $9,467mm; 2Q25 YTD: $9,557mm.

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(1)	For the quarters ended June 30, 2026, March 31, 2026 and June 30, 2025, Investment Management reflected loan balances of $376 million, $465 million and $20 million, respectively.

Supplemental Quantitative Details and Calculations

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(1)	For the quarter ended June 30, 2026, the Allowance Rollforward for Loans and Lending Commitments is as follows:
		Institutional Securities	Wealth Management	Total
	Loans

	Allowance for Credit Losses (ACL)
	Beginning Balance - March 31, 2026	$809	$365	$1,174
	Net Charge Offs	(33)	—	(33)
	Provision	82	28	110
	Other	2	(5)	(3)
	Ending Balance - June 30, 2026	$860	$388	$1,248

	Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - March 31, 2026	$789	$18	$807
	Net Charge Offs	—	—	—
	Provision	(11)	(1)	(12)
	Other	(1)	(2)	(3)
	Ending Balance - June 30, 2026	$777	$15	$792

	Loans and Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - March 31, 2026	$1,598	$383	$1,981
	Net Charge Offs	(33)	—	(33)
	Provision	71	27	98
	Other	1	(7)	(6)
	Ending Balance - June 30, 2026	$1,637	$403	$2,040

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 15, 2026.